UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2018

Riot Blockchain, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	001-33675	84-155337
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401 Castle Rock, CO	80104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(303) 545-5550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).
Emerging growth company [_]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 4.01 Changes in Registrant's Certifying Accountant

(a)	Dismissal of EisnerAmper LLP

On January 4, 2018, Riot Blockchain, Inc. (the "Registrant" or the "Company") dismissed EisnerAmper LLP ("EisnerAmper") as its independent registered public accounting firm.

The report of EisnerAmper on the Company's financial statements for the fiscal year ended December 31, 2016 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. The report did include an explanatory paragraph relating to auditing the adjustments to the 2015 financial statements to retrospectively reflect the reverse stock split.

During the period of EisnerAmper's engagement as the Company's independent registered public accounting firm from February 3, 2017 through January 4, 2018 (the "Engagement Period"), there were no disagreements as defined in Item 304 of Regulation S-K with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EisnerAmper, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Engagement Period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, we provided EisnerAmper with a copy of this Report prior to its filing with the SEC and requested EisnerAmper to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K as the same pertain to EisnerAmper and, if not, stating the respect in which it does not agree. A copy of EisnerAmper's letter confirming its agreement with the disclosures in this Item 401 is attached as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of MNP LLP

On January 5, 2018, the Company engaged MNP LLP ("MNP"), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During our two most recent fiscal years through December 31, 2016, and the subsequent interim period through January 4, 2018 neither us nor anyone on our behalf consulted MNP regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from EisnerAmper LLP, dated January 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Riot Blockchain, Inc. (Registrant)
January 5, 2018	By:	/s/ Jeffrey G. McGonegal
		Name:	Jeffrey G. McGonegal
		Title:	Chief Financial Officer